U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: September 29, 2017

Commission file number: 333-206839

HEALTH-RIGHT DISCOVERIES, INC.

(Exact name of registrant as specified in its charter)

Florida	45-3588650
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

18851 NE 29th Avenue, Suite 700, Aventura, Florida 33180

(Address of Principal Executive Offices)

(305) 705-3247

(Registrant’s telephone number, including area code)

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

As used in this Form 8-K/A Amendment No. 1 to Current Report on Form 8-K (this “Report”), originally filed with the Securities and Exchange Commission on September 29, 2017, and unless the context otherwise requires, all references in this Report on Form 8-K to “HRD,” “Health-Right,” “the Company,” “we,” “our” and “us” refers to Health-Right Discoveries, Inc, and subsequent to Closing of the CCI Acquisition (as described and defined in Item 2.01 of this Report, to its subsidiaries, Common Compounds, Inc. and EZPharmaRX, LLC (collectively, “CCI”).

This Report amends the original filing to disclose the historical financial statements of CCI and the proforma financial information required by Items 9.01 (a) and (b) of Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of Acquisition of CCI Compounds, Inc. and EZPharmaRX, LLC

On September 29, 2017 (“Closing”), pursuant to a previously reported securities purchase agreement effective as of August 17, 2017 (the “CCI Purchase Agreement”), Health-Right acquired all the outstanding common stock of Common Compounds, Inc., an Arkansas corporation and all the outstanding limited liability company membership interests of EZPharmaRX, LLC, an Arkansas limited liability company (collectively, “CCI”) from Hunter Burroughs (the “Shareholder”), the sole owner of CCI (the “CCI Acquisition”).

The purchase price for the CCI Acquisition (the “Purchase Price”) consisted of (a) $6,100,000 in cash (the “Cash Purchase Price”); and (b) 1,751,580 “restricted” shares of HRD’s common stock (the “Acquisition Shares”). The Purchase Price may be subject to adjustment post-Closing if working capital at Closing does not equal at least $263,400. The Purchase Price was paid at Closing by (a) payment by the Company to the Shareholder of $3,600,000 of the Cash Purchase Price; (b) issuance by the Company to the Shareholder of the Acquisition Shares; and (c) execution and delivery to the Shareholder of a convertible promissory note for the $2,500,000 balance of the Cash Purchase Price (the “CCI Note”).

The CCI Note, which does not bear interest, is payable in five equal annual installments of $500,000 on the first, second, third, fourth and fifth anniversaries of the of Closing (each a “Due Date”), which installments will be reduced to $377,400 each (with a corresponding reduction in the Cash Purchase Price), if CCI fails to meet certain agreed upon financial targets for the years ending December 31, 2017 and 2018. Upon each Due Date, the Shareholder, at his sole option, may elect to convert the annual installment then due under the Note, into shares of Health-Right’s common stock (the “HRD Shares”) at a conversion price equal to 50% of “fair market value,” which is be defined as the average closing price for the HRD Shares on the principal market on which they are traded during the thirty (30) trading days prior to the applicable Due Date, provided, further, that (a) the conversion price shall not be lower than $2.00 per HRD Share, subject to adjustment for stock splits, stock dividends and similar recapitalization events; and (b) in the event such conversion price as so adjusted is lower than $2.00 per HRD Share, the installment payable upon such Due Date may not be converted into HRD Shares without written agreement between the Company and the Shareholder.

Founded in 2010 and based in Bentonville, Arkansas, CCI offers in-office ancillary opportunities and third-party billing to physicians and clinics. CCI focuses on providing innovative and quality products that physicians can confidently dispense or administer directly from their own office. CCI offers physicians a turn-key system that affords them the ability to:

●	Potentially increase workmen’s compensation (WC) patient flow for the physician or clinic;

●	Treat WC patients with non-narcotic medications;

●	Use specialized billers dedicated to physicians and their success;

●	Utilize third party electronic billing while minimizing involvement of the physician’s current staff, allowing them to remain focused on patient care; and

●	Purchase, in states where permitted by law, oral medications from a licensed, third-party pharmaceutical wholesaler, to be dispensed to patients as prescribed.

The securities we issued in with the CCI Acquisition were issued pursuant to the exemption from registration afforded by Section 4(2)(a) under the Securities Act of 1933, as amended (the “Securities Act”).

The above-summary of the terms of the CCI Acquisition are qualified in its entirety by reference to the CCI Purchase Agreement and the CCI Note, copies of which are filed herewith as Exhibits 10.1 (incorporated by reference to a prior filing) and 10.2, respectively, and incorporated herein by reference.

Securities Purchase Agreement with GPB Debt Holdings II, LLC

We also entered into a securities purchase agreement with GPB Debt Holdings II, LLC (“GPB”) at Closing (the “GPB Purchase Agreement”). Pursuant to the GPB Purchase Agreement, we sold and issued to GPB a $5,000,000 principal amount senior secured convertible note (the “GPB Note”), for an aggregate purchase price of $4,900,000 (a 2.0% original issue discount). In addition, Health-Right issued to GPB 3,584,279 HRD Shares (the “GPB Shares”).

The GPB Note, which matures on the third anniversary of Closing (the “Maturity Date”), provides for monthly payments of interest only, which accrues at the rate of 12.75% per annum. In addition, the GPB Note also provides for an annual payment of paid in kind interest at the rate of 3.0% per annum.

The GPB Note (including accrued and unpaid interest) may be prepaid, in whole or in part, so long as a minimum of $500,000 is prepaid each time a repayment is made, at any time prior to the Maturity Date, upon thirty (30) days’ prior written notice; provided, however, that during such notice period, GPB may exercise its conversion rights described below with respect to the portion of the GPB Note to be repaid. Upon a prepayment, in whole or in part, the Company shall pay GPB an additional success fee equal to (a) 2% of any such payment if such payment is paid prior to the first anniversary of Closing; (b) 4% of any such payment if such amount is paid on or after the first anniversary of Closing; and (c) 6% of any such payment if such amount is paid on or after the second anniversary of Closing, but prior to the Maturity Date.

The GPB Note is convertible at any time, in whole or in part, at GPB’s option, into HRD Shares at a conversion price of $0.44 per GPB Share, with customary adjustments for stock splits, stock dividends and other recapitalization events and anti-dilution provisions set forth in the GPB Note, including adjustments in the event the Company sells HRD Shares or HRD Share equivalents at an effective purchase price lower than the conversion price then in effect.

The GPB Note (a) provides for customary affirmative and negative covenants, including restrictions on Health-Right incurring subsequent debt, and (b) contains customary event of default provisions with a default interest rate of the lesser of 17.75% for the cash interest and 8.0% for the paid in kind interest or the maximum rate permitted by law. Upon the occurrence of an event of default, GPB may require the Company to redeem the GPB Note at 120% of the then outstanding principal balance. The GPB Note is secured by a lien on all of the assets of the Company, including its intellectual property, pursuant to a security agreement entered into between the Company and GPB at Closing (the “Security Agreement”).

The Company also agreed to register the GPB Shares and the HRD Shares issuable upon conversion of the GPB Note for resale under the Securities Act with one hundred eighty (180) days of Closing. If HRD does not effect such registration within that period of time, it will be required to pay GPB certain late payments specified in the GPB Purchase Agreement.

The Company used a placement agent in connection with the transaction with GPB. For its services, the placement agent received a cash placement fee equal to 6% of the aggregate gross proceeds from the transaction and reimbursement of certain out-of-pocket expenses.

The proceeds from the issuance and sale of our securities to GPB were used to fund the portion of the Cash Purchase Price for the CCI Acquisition paid at Closing, for payment of expenses related to the CCI Acquisition and the transaction with GPB and for general working capital and other corporate purposes.

The securities we issued pursuant to the GPB Purchase Agreement were issued pursuant to the exemption from registration afforded by Section 4(2)(a) under the Securities Act and Regulation D thereunder.

The above-summary of the terms of the transaction with GPB are qualified in its entirety by reference to the GPB Purchase Agreement, the GPB Note and the Security Agreement, copies of which are filed herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired. The following financial statements are filed with this Report:

Audited Financial Statements

Common Compounds, Inc. – Year Ended December 31, 2016

Independent Auditor’s Report

Balance Sheet at December 31, 2016

Statement of Income and Retained Earnings for the year ended December 31, 2016

Statements of Cash Flows for the year ended December 31, 2016

Notes to Financial Statements for the year ended December 31, 2016

Common Compounds, Inc. – Year Ended December 31, 2015

Independent Auditor’s Report

Balance Sheet at December 31, 2015

Statement of Income and Retained Earnings for the year ended December 31, 2015

Statements of Cash Flows for the year ended December 31, 2015

Notes to Financial Statements for the year ended December 31, 2015

Unaudited Financial Statements

Common Compounds, Inc. – Six Months Ended June 30, 2017

Balance Sheet at June 30, 2017 (unaudited)

Statement of Income and Retained Earnings for the six months ended June 30, 2017 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2017 (unaudited)

Notes to Financial Statements for the six months ended June 30, 2017 (unaudited)

EZPharmaRX, LLC – Six Months Ended June 30, 2017

Balance Sheet at June 30, 2017 (unaudited)

Statement of Revenue, Expenses and Member Equity for the six months ended June 30, 2017 (unaudited)

Statements of Cash Flows for the six months ended June 30, 2017 (unaudited)

Notes to Financial Statements for the six months ended June 30, 2017 (unaudited)

(b)       Pro forma financial information. The following pro forma financial information of HRD and CCI is filed with this Report:

Unaudited Pro Forma Condensed Combined Financial Information for the six months ended June 30, 2017

Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2017

Unaudited Pro Forma Condensed Combined Income Statement for the six months ended June 30, 2017

Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2016

Notes to Unaudited Pro Forma Condensed Combined Financial Information for the six months ended June 30, 2017

        (d)       Exhibits

Exhibit Number	Description

10.1	CCI Purchase Agreement (1)

10.2	CCI Note(2)

10.3	GPB Purchase Agreement(2)

10.4	GPB Note(2)

10.5	Security Agreement(2)

(1)	Previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated September 5, 2017 and incorporated herein by reference.
(2)	Previously filed as an Exhibit to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH-RIGHT DISCOVERIES, INC.

Dated: December 13, 2017	By:	/s/ David Hopkins
David Hopkins, President
(Principal Executive, Financial and Accounting Officer)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Common Compounds, Inc.:

Report on the Financial Statements

We have audited the accompanying financial statements of Common Compounds, Inc., which comprise the balance sheet as of December 31, 2016, and the related statements of income and retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Common Compounds, Inc., as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

DCA Firm, PLLC

Bentonville, Arkansas

July 29, 2017

COMMON COMPOUNDS, INC.
BALANCE SHEET
DECEMBER 31, 2016

ASSETS

CURRENT ASSETS
Cash	$359,546
Accounts receivable, net	408,873
Inventory	179,175
TOTAL CURRENT ASSETS	947,594

PROPERTY AND EQUIPMENT
Furniture & fixtures	19,195
Total property and equipment	19,195
Less: accumulated depreciation	(6,299)
TOTAL PROPERTYAND EQUIPMENT	12,896

TOTAL ASSETS	$960,490

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$597,452
Credit card payable	37,089
Accrued payroll liabilities	30,638
Accrued expenses	20,831
Due to related party	275,000
TOTAL CURRENT LIABILITIES	961,010

TOTAL LIABILITIES	961,010

STOCKHOLDER’S EQUITY
Common stock, par value $0.01 per share, 100,000 shares authorized, issued, and outstanding	1,000
Retained earnings	(1,520)
TOTAL STOCKHOLDER’S EQUITY	(520)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$960,490

See independent auditors’ report and accompanying notes to the financial statements.

COMMON COMPOUNDS, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2016

REVENUES
Insurance billing revenue	$3,671,900
Product sales	1,435,313
TOTAL REVENUE	5,107,213

COST OF GOODS SOLD
Purchases	850,914
TOTAL COST OF GOODS SOLD	850,914

GROSS PROFIT	4,256,299

GENERAL AND ADMINISTRATIVE EXPENSES	2,413,419

OPERATING INCOME	1,842,880

OTHER INCOME (EXPENSE)
Other income	45,826
Penalties and fines	(757)
TOTAL OTHER INCOME (EXPENSE)	45,069

NET INCOME	$1,887,949

RETAINED EARNINGS, BEGINNING OF YEAR	$92,093
SHAREHOLDER DISTRIBUTIONS	(1,981,562)

RETAINED EARNINGS, END OF YEAR	$(1,520)

See independent auditors’ report and accompanying notes to the financial statements.

COMMON COMPOUNDS, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$1,887,949
Adjustments to reconcile net income/(loss) to net cash provided (used) by operating activities:
Depreciation	2,155
(Increase)/decrease in:
Accounts receivable, net	70,328
Inventory	100,039
Increase/(decrease) in:
Accounts payable	61,432
Credit card payable	(71,214)
Accrued payroll liabilities	(30,731)
Accrued expenses	25,311
Due to related party note	(25,000)
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	2,020,269

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to capital assets	(755)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(755)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to stockholder	(1,981,562)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(1,981,562)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	37,952

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	321,594

CASH AND CASH EQUIVALENTS, END OF YEAR	$359,546

See independent auditors’ report and accompanying notes to the financial statements.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 1: Summary of Significant Accounting Policies

Nature and Type of Business

Common Compounds, Inc. offers physicians and medical clinics an ancillary program to treat their patients with topical prescription medicine to manage pain. The program is designed primarily for patients with work related injuries managed under worker compensation claims, the program both delivers the topical medicine to the care provider for sale to the patient as well as providing the care provider with insurance claim processing services on behalf of the patient. Their primary market is physicians who provide services with pain management patients related to worker’s compensation insurance claims. The major geographic regions of their operations include California, Florida, and Louisiana, however the company has accounts across the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid instruments with a maturity of three months or less to be cash. For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. For the year ended December 31, 2016, there were no cash equivalents.

Revenue Recognition

Revenue is recognized using the accrual method under accounting principles generally accepted in the United States of America, when the amounts are realized or realizable and when they are earned. The revenue from sales of products are recognized when the sale is consummated. The revenue resulting from the consulting services agreements, which include providing services to physicians for billing insurance companies is earned when the amount is collected, as at that time, all activities for those services have been completed. This results in the insurance billing revenue being reported as income when the cash is collected. Revenue does not include the amount collected on behalf of the care provider and must be remitted to the care providers. The Company does not have legal right to the insurance billings until the cash is collected, and as a result, no trade receivables are recorded for insurance billings on the balance sheets.

Accounts Receivable

Trade accounts receivable at December 31, 2016 were $408,873. Trade receivables are stated net of an allowance for doubtful accounts of $15,801, at December 31, 2016. The Company estimates the allowance based on its historical experience of the relationship between actual bad debts and net credit sales and the specific review of significant account balances that remain outstanding beyond the normal credit terms. Management charges off receivables when they are contractually past due and it is probable that they will not be collected.

Shipping and Handling Costs

Shipping and handling costs are not included in cost of sales, and are separately stated in operating expenses.

Advertising

The Company expenses advertising costs as they are incurred. For the year ended December 31, 2016, advertising expense was $5,733.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 1: Summary of Significant Accounting Policies (continued)

Income Taxes

Common Compounds, Inc., is an S Corporation under Subchapter S of the Internal Revenue Code. As a result, no provision for current or deferred income tax liability is recognized in the Company’s books and records. The Company evaluates and accounts for uncertain tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Income Taxes (formerly FASB Interpretation 48 (FIN 48) Accounting for Uncertainty in Income Taxes. This standard requires certain disclosures about uncertain income tax positions. When tax returns are filed, it is probable that most tax positions would be sustained upon examination by taxing authorities. However, it is also possible that some positions use the provisions of ASC 450, Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized. Interests and penalties, if any, resulting from any uncertain tax positions required to be recorded by the organization would be presented in other expenses in the statement of income. Management does not believe that it has engaged in any activity that would result in an uncertain tax position. As a result, management does not believe that any uncertain tax positions currently exist and no loss contingency has been recognized in the accompanying financial statements. The Company has filed all applicable tax returns. Federal and state income tax statutes dictate that tax returns filed in any of the previous three reporting periods remain open to examination. Currently, the Company has no open examination with either the Internal Revenue Service or state taxing authorities.

Property, Plant and Equipment

Property and equipment are stated at cost. Depreciation is computed on the straight-line method using estimated useful lives assigned to each asset. Expenses for maintenance and repairs are charged to expense as incurred.

Class	Useful life
Equipment & Machinery	5-15 years

For the year ended December 31, 2016, depreciation expense was $2,155.

Note 2: Concentration Risks

Concentration of Sales

The Company had three customers of products that made up approximately 26% of its product sales in 2016. The company also had two that made up approximately 15% of its insurance billing revenue in 2015. However, the company is not dependent on any single customer.

Concentration of Suppliers

The Company purchases and sells topical medicine from three manufacturers. The Company’s insurance billing revenue is also related only to products that the Company sells. Management has determined that it is at least reasonably possible that a severe impact could occur in the near term if the Company’s business relationship with a manufacturer were impaired.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 3: Cash

Cash at December 31, 2016, consisted of:

Regions bank, checking	$335,151
Simmons bank, checking	24,395
Total	$359,546

At December 31, 2016, the bank balance of cash deposits on account exceeded the FDIC insured amounts of $250,000, by $154,513.

Note 4: Inventory

At December 31, 2016, inventory consisted of various topical medication, valued at lower of cost or market on the first-in, first-out, in the amount of:

Inventory	$179,175

Note 5: Commitments

Operating Leases

The following table summarizes the Company’s minimum lease payments under noncancelable operating leases with initial

Year ended December 31	Operating Lease Payments
2017	$53,204
2018	54,800
2019	56,444
2020	58,138
2021	49,653
Total minimum operating lease payments	$272,239

Note 6: Related-Party Transactions

A substantial amount of inventory was purchased in 2015, but paid for by an entity under common control of Hunter Burroughs (sole shareholder), Burrough & Partners, LLC. In addition, an agreement was made for the Company to repay Burrough & Partners, LLC, the $300,000 that was used to purchase the inventory, originally. At December 31, 2016, $25,000 of the original amount had been repaid. The principal balance of this note was $275,000 at December 31, 2016.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

Note 8: Subsequent Events

Management has evaluated all the activities of the Company through July 29, 2017, the date the financial statements were available to be issued and concluded that no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements as of December 31, 2016.

Beginning January 1, 2017, management had plans to move certain revenue streams to another entity under common control, EzPharmaRx, LLC,. As such, as of that date, operations for Common Compounds, Inc., will no longer include the purchase of goods from manufacturers, the selling of goods to customers, or the invoicing of customers related to the product sales. However, the Company will continue to have significant involvement with operations after that date, providing labor, equipment, and storage space to EzPharmaRx, LLC, for an indefinite period of time; or until management of the companies’ secure other resources to support the operations. Future cash flows are limited to an accounts receivable balance of $165,936 for product sales, which is expected be collected in 2017.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Common Compounds, Inc.:

Report on the Financial Statements

We have audited the accompanying financial statements of Common Compounds, Inc., which comprise the balance sheet as of December 31, 2015, and the related statements of income and retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Common Compounds, Inc., as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

DCA Firm, PLLC

Bentonville, Arkansas

July 21, 2017

COMMON COMPOUNDS, INC.
BALANCE SHEET
DECEMBER 31, 2015

ASSETS
CURRENT ASSETS
Cash	$321,594
Accounts receivable, net	479,202
Other current receivable	4,480
Inventory	279,214
TOTAL CURRENT ASSETS	1,084,490

PROPERTY AND EQUIPMENT
Furniture & fixtures	18,450
Less: accumulated depreciation	(4,144)
TOTAL PROPERTYAND EQUIPMENT	14,306

TOTAL ASSETS	$1,098,796

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$536,020
Credit card payable	108,304
Accrued expenses	51,222
Payroll liabilities	10,157
Due to related party	300,000
TOTAL CURRENT LIABILITIES	1,005,703

TOTAL LIABILITIES	1,005,703

STOCKHOLDER’S EQUITY
Common stock, par value $0.01 per share, 100,000 shares authorized, issued, and outstanding	1,000
Retained earnings	92,093
TOTAL STOCKHOLDER’S EQUITY	93,093

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,098,796

See independent auditors’ report and accompanying notes to the financial statements.

COMMON COMPOUNDS, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2015

REVENUES
Insurance billing revenue	$2,726,914
Sales	1,203,534
TOTAL REVENUE	3,930,448

COST OF GOODS
Purchases	789,907
TOTAL COST OF GOODS	789,907

GROSS PROFIT	3,140,541

GENERAL AND ADMINISTRATIVE EXPENSES	2,456,630

OPERATING INCOME	683,911

OTHER INCOME (EXPENSE)
Other income	6,543
Interest expense	(233)
TOTAL OTHER INCOME (EXPENSE)	6,310

NET INCOME	$690,221

RETAINED EARNINGS, BEGINNING OF YEAR	$146,679
SHAREHOLDER DISTRIBUTIONS	(744,807)

RETAINED EARNINGS, END OF YEAR	$92,093

See independent auditors’ report and accompanying notes to the financial statements.

COMMON COMPOUNDS, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$690,221
Adjustments to reconcile net income/(loss) to net cash provided (used) by operating activities:
Depreciation	1,906
(Increase)/decrease in:
Accounts receivable, net	(188,852)
Other current receivable	(4,480)
Inventory	(274,222)
Increase/(decrease) in:
Accounts payable	(82,073)
Credit card payable	38,575
Accrued expenses	1,062
Payroll liabilities	8,895
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	191,032

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to capital assets	(7,275)
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(7,275)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from due to related party note	300,000
Distributions to stockholder	(744,807)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(444,807)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(261,050)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	582,644

CASH AND CASH EQUIVALENTS, END OF YEAR	$321,594

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$233

See independent auditors’ report and accompanying notes to the financial statements.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

 FOR THE YEAR ENDED DECEMBER 31, 2015

Note 1: Summary of Significant Accounting Policies

Nature and Type of Business

Common Compounds, Inc. offers physicians and medical clinics an ancillary program to treat their patients with topical prescription medicine to manage pain. The program is designed primarily for patients with work related injuries managed under worker compensation claims, the program both delivers the topical medicine to the care provider for sale to the patient as well as providing the care provider with insurance claim processing services on behalf of the patient. Their primary market is physicians who provide services with pain management patients related to worker’s compensation insurance claims. The major geographic regions of their operations include California, Florida, and Louisiana, however the company has accounts across the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid instruments with a maturity of three months or less to be cash. For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. For the year ended December 31, 2015, there were no cash equivalents.

Revenue Recognition

Revenue is recognized using the accrual method under accounting principles generally accepted in the United States of America, when the amounts are realized or realizable and when they are earned. The revenue from sales of products are recognized when the sale is consummated. The revenue resulting from the consulting services agreements, which include providing services to physicians for billing insurance companies is earned when the amount is collected, as at that time, all activities for those services have been completed. This results in the insurance billing revenue being reported as income when the cash is collected. Revenue does not include the amount collected on behalf of the care provider and must be remitted to the care providers. The Company does not have legal right to the insurance billings until the cash is collected, and as a result, no trade receivables are recorded for insurance billings on the balance sheets.

Accounts Receivable

Trade accounts receivable at December 31, 2015 were $479,202. Trade receivables are stated net of an allowance for doubtful accounts of $13,301, at December 31, 2015. The Company estimates the allowance based on its historical experience of the relationship between actual bad debts and net credit sales and the specific review of significant account balances that remain outstanding beyond the normal credit terms. Management charges off receivables when they are contractually past due and it is probable that they will not be collected.

Shipping and Handling Costs

Shipping and handling costs are not included in cost of sales, and are separately stated in operating expenses.

Advertising

The Company expenses advertising costs as they are incurred. For the year ended December 31, 2015, advertising expense was $20,979.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

 FOR THE YEAR ENDED DECEMBER 31, 2015

Note 1: Summary of Significant Accounting Policies (continued)

Income Taxes

Common Compounds, Inc., is an S Corporation under Subchapter S of the Internal Revenue Code. As a result, no provision for current or deferred income tax liability is recognized in the Company’s books and records. The Company evaluates and accounts for uncertain tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Income Taxes (formerly FASB Interpretation 48 (FIN 48) Accounting for Uncertainty in Income Taxes. This standard requires certain disclosures about uncertain income tax positions. When tax returns are filed, it is probable that most tax positions would be sustained upon examination by taxing authorities. However, it is also possible that some positions use the provisions of ASC 450, Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized. Interests and penalties, if any, resulting from any uncertain tax positions required to be recorded by the organization would be presented in other expenses in the statement of income. Management does not believe that it has engaged in any activity that would result in an uncertain tax position. As a result, management does not believe that any uncertain tax positions currently exist and no loss contingency has been recognized in the accompanying financial statements. The Company has filed all applicable tax returns. Federal and state income tax statutes dictate that tax returns filed in any of the previous three reporting periods remain open to examination. Currently, the Company has no open examination with either the Internal Revenue Service or state taxing authorities.

Property, Plant and Equipment

Property and equipment are stated at cost. Depreciation is computed on the straight-line method using estimated useful lives assigned to each asset. Expenses for maintenance and repairs are charged to expense as incurred.

Class	Useful life
Equipment & Machinery	5-15 years

For the year ended December 31, 2015, depreciation expense was $1,906.

Note 2: Concentration Risks

Concentration of Sales

The Company had three customers of products that made up approximately 27% of its product sales in 2015. The company also had four customers of its insurance billing revenue that made up approximately 36% of its insurance billing revenue in 2015. However, the company is not dependent on any single customer.

Concentration of Suppliers

The Company purchases and sells topical medicine from three manufacturers. The Company’s insurance billing revenue is also related only to products that the Company sells. Management has determined that it is at least reasonably possible that a severe impact could occur in the near term if the Company’s business relationship with a manufacturer were impaired.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

 FOR THE YEAR ENDED DECEMBER 31, 2015

Note 3: Cash

Cash at December 31, 2015, consisted of:

Regions bank, checking	$310,306
Simmons bank, checking	11,288
Total	$321,594

At December 31, 2015, the bank balance of cash deposits on account did not exceed the FDIC insured amounts of $250,000.

Note 4: Inventory

At December 31, 2015, inventory consisted of various topical medication, valued at lower of cost or market on the first-in, first-out, in the amount of:

Inventory	$279,214

Note 5: Commitments

Operating Leases

The following table summarizes the Company’s minimum lease payments under noncancelable operating leases with initial

Year ended	Operating
December 31	Lease Payments
2016	$51,664
2017	53,204
2018	54,800
2019	56,444
2020	58,138
Thereafter	49,653
Total minimum operating lease payments	$323,903

Note 6: Related-Party Transactions

A substantial amount of inventory was purchased in 2015, but paid for by an entity under common control of Hunter Burroughs (sole shareholder), Burrough & Partners, LLC. In addition, an agreement was made for the Company to repay Burrough & Partners, LLC, the $300,000 that was used to purchase the inventory, originally. At December 31, 2015, no payments had been made on this related-party note.

Note 7: Subsequent Events

Management has evaluated all the activities of the Company through July 21, 2017, the date the financial statements were available to be issued and concluded that no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements as of December 31, 2015.

COMMON COMPOUNDS, INC.
BALANCE SHEET
JUNE 30, 2017 (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash	$471,605
Accounts receivable, net	46,717
TOTAL CURRENT ASSETS	518,322

PROPERTY AND EQUIPMENT
Furniture & fixtures	19,195
Total property and equipment	19,195
Less: accumulated depreciation	(7,451)
TOTAL PROPERTYAND EQUIPMENT	11,744

TOTAL ASSETS	$530,066

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$648,582
Credit card payable	28,915
Accrued payroll liabilities	5,356
Accrued wages and compensated absences	41,289
Due to related party	159,812
TOTAL CURRENT LIABILITIES	883,954

TOTAL LIABILITIES	883,954

STOCKHOLDER’S EQUITY
Common stock, par value $0.01 per share, 100,000 shares authorized, issued, and outstanding	1,000
Retained earnings	(354,888)
TOTAL STOCKHOLDER’S EQUITY	(353,888)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$530,066

See accompanying notes to the unaudited financial statements.

COMMON COMPOUNDS, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

REVENUES
Insurance billing revenue	$5,074,145
TOTAL REVENUE	5,074,145

COST OF GOODS SOLD
Disbursements to clinics	2,967,230
Commissions	573,102
TOTAL COST OF GOODS SOLD	3,540,332

GROSS PROFIT	1,533,813

GENERAL AND ADMINISTRATIVE EXPENSES	819,943

OPERATING INCOME	713,870

OTHER INCOME (EXPENSE)
Other income	278,392
TOTAL OTHER INCOME (EXPENSE)	278,392

NET INCOME	$992,262

RETAINED EARNINGS, BEGINNING	$(1,521)
SHAREHOLDER DISTRIBUTIONS	(1,345,629)

RETAINED EARNINGS, ENDING	$(354,888)

See accompanying notes to the unaudited financial statements.

COMMON COMPOUNDS, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$992,262
Adjustments to reconcile net income/(loss) to net cash provided (used) by operating activities:
Depreciation	1,152
(Increase)/decrease in:
Accounts receivable, net	362,156
Inventory	179,175
Increase/(decrease) in:
Accounts payable	51,129
Credit card payable	(8,173)
Accrued payroll liabilities	5,200
Accrued wages and compensated absences	10,806
Due to related party	138,981
Due to related party note - Burroughs & Partners	(275,000)
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	1,457,688

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to stockholder	(1,345,629)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(1,345,629)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	112,059

CASH AND CASH EQUIVALENTS, BEGINNING	359,546

CASH AND CASH EQUIVALENTS, ENDING	$471,605

See accompanying notes to the unaudited financial statements.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED)

Note 1: Summary of Significant Accounting Policies

Nature and Type of Business

Common Compounds, Inc. offers physicians and medical clinics with insurance claim processing services on behalf of the patient. Their primary market is physicians who provide services with pain management patients related to worker’s compensation insurance claims. The major geographic regions of their operations include California, Florida, and Louisiana, however the company has accounts across the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid instruments with a maturity of three months or less to be cash. For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. For the year period ended June 30, 2017, there were no cash equivalents.

Revenue Recognition

Revenue is recognized using the accrual method under accounting principles generally accepted in the United States of America, when the amounts are realized or realizable and when they are earned. The revenue from sales of products are recognized when the sale is consummated. The revenue resulting from the consulting services agreements, which include providing services to physicians for billing insurance companies is earned when the amount is collected, as at that time, all activities for those services have been completed. This results in the insurance billing revenue being reported as income when the cash is collected. Revenue does not include the amount collected on behalf of the care provider and must be remitted to the care providers. The Company does not have legal right to the insurance billings until the cash is collected, and as a result, no trade receivables are recorded for insurance billings on the balance sheets.

Accounts Receivable

Trade accounts receivable at June 30, 2017 were $46,717. Trade receivables are stated net of an allowance for doubtful accounts of $15,801, at June 30, 2017. The Company estimates the allowance based on its historical experience of the relationship between actual bad debts and net credit sales and the specific review of significant account balances that remain outstanding beyond the normal credit terms. Management charges off receivables when they are contractually past due and it is probable that they will not be collected.

Shipping and Handling Costs

Shipping and handling costs are not included in cost of sales, and are separately stated in operating expenses.

Advertising

The Company expenses advertising costs as they are incurred. For the period ended June 30, 2017, advertising expense was $9,700.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED)

Note 1: Summary of Significant Accounting Policies (continued)

Income Taxes

Common Compounds, Inc., is an S Corporation under Subchapter S of the Internal Revenue Code. As a result, no provision for current or deferred income tax liability is recognized in the Company’s books and records. The Company evaluates and accounts for uncertain tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Income Taxes (formerly FASB Interpretation 48 (FIN 48) Accounting for Uncertainty in Income Taxes. This standard requires certain disclosures about uncertain income tax positions. When tax returns are filed, it is probable that most tax positions would be sustained upon examination by taxing authorities. However, it is also possible that some positions use the provisions of ASC 450, Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized. Interests and penalties, if any, resulting from any uncertain tax positions required to be recorded by the organization would be presented in other expenses in the statement of income. Management does not believe that it has engaged in any activity that would result in an uncertain tax position. As a result, management does not believe that any uncertain tax positions currently exist and no loss contingency has been recognized in the accompanying financial statements. The Company has filed all applicable tax returns. Federal and state income tax statutes dictate that tax returns filed in any of the previous three reporting periods remain open to examination. Currently, the Company has no open examination with either the Internal Revenue Service or state taxing authorities.

Property, Plant and Equipment

Property and equipment are stated at cost. Depreciation is computed on the straight-line method using estimated useful lives assigned to each asset. Expenses for maintenance and repairs are charged to expense as incurred.

Class	Useful life
Furniture & Fixtures	5-10 years

For the period ended June 30, 2017, depreciation expense was $1,152.

Note 2: Cash

Cash at June 30, 2017, consisted of:

Regions bank, checking	$437,615
Simmons bank, checking	33,990
Total	$471,605

At June 30, 2017, the bank balance of cash deposits on account exceeded the FDIC insured amounts of $250,000, by $215,182.

COMMON COMPOUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED)

Note 3: Commitments

Operating Leases

The following table summarizes the Company’s minimum lease payments under noncancelable operating leases with initial

Year ended	Operating
December 31	Lease Payments
2017	$26,602
2018	54,800
2019	56,444
2020	58,138
2021	49,653
Total minimum operating lease payments	$245,637

Note 6: Related-Party Transactions

Common Compounds, Inc. bills insurance companies for different clients and has an agreement to pay the clients a negotiated percentage of the amount collected. A company under common ownership (EzPharmaRx, LLC) of Hunter Burroughs (primary shareholder) sells products to those same clients. Currently, when EzPharmaRx, LLC’s clients do not pay the entire amounts owed for products, Common Compounds, Inc., will deduct the difference owed to EzPharmaRx, LLC, from money owed to those mutual clients, and forward the money to EzPharmaRx, LLC. These amounts are accrued to the balance sheet of CCI as a Due to Related Party note. At June 30, 2017, the balance of this note was $159,812.

Note 8: Subsequent Events

Management has evaluated all the activities of the Company through October 26, 2017, the date the financial statements were available to be issued and concluded that one subsequent event has occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements as of June 30, 2017.

On September 29, 2017, Common Compounds, Inc., was purchased by Health-Right Discoveries, Inc., a public company located in Aventura, Florida.

EZPHARMARX, LLC

 STATEMENT OF ASSETS, LIABILITIES, AND MEMBER EQUITY

JUNE 30, 2017
(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash	$200,070
Accounts receivable	475,065
Inventory	172,458
Due from related party	159,812
TOTAL CURRENT ASSETS	1,007,405

TOTAL ASSETS	$1,007,405

LIABILITIES AND MEMBER EQUITY

CURRENT LIABILITIES
Accounts payable	$256,668
Credit card payable	231,256
TOTAL CURRENT LIABILITIES	487,924

TOTAL LIABILITIES	487,924

MEMBER EQUITY
Member contributions	443,619
Member equity	75,862
TOTAL MEMBER EQUITY	519,481

TOTAL LIABILITIES AND MEMBER EQUITY	$1,007,405

See accompanying notes to the unaudited financial statements.

EZPHARMARX, LLC

STATEMENT OF REVENUE, EXPENSES, AND MEMBER EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2017

REVENUES
Product sales	$829,161
TOTAL REVENUE	829,161

COST OF GOODS SOLD
Purchases	663,938
TOTAL COST OF GOODS SOLD	663,938

GROSS PROFIT	165,223

GENERAL AND ADMINISTRATIVE EXPENSES	7,833

OPERATING INCOME	157,390

OTHER INCOME
Other income	18,472
TOTAL OTHER INCOME	18,472

NET INCOME	$175,862

MEMBER EQUITY, BEGINNING	$—
Member withdrawals	(100,000)

MEMBER EQUITY, ENDING	$75,862

See accompanying notes to the unaudited financial statements.

EZPHARMARX, LLC

 STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)	$175,862
Adjustments to reconcile net income/(loss)
to net cash provided (used) by operating activities:
(Increase)/decrease in:
Accounts receivable	(475,065)
Inventory	(172,458)
Due from related party	(159,812)
Increase/(decrease) in:
Accounts payable	256,668
Credit card payable	231,256
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	(143,549)

CASH FLOWS FROM FINANCING ACTIVITIES
Member contributions	443,619
Member withdrawals	(100,000)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	343,619

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	200,070

CASH AND CASH EQUIVALENTS, BEGINNING	—

CASH AND CASH EQUIVALENTS, ENDING	$200,070

See accompanying notes to the unaudited financial statements.

EZPHARMARX, LLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED)

Note 1: Summary of Significant Accounting Policies

Nature and Type of Business

EzPharmaRx, LLC. offers physicians and medical clinics an ancillary program to treat their patients with topical prescription medicine to manage pain. The program is designed primarily for patients with work related injuries managed under worker compensation claims, the program both delivers the topical medicine to the care provider for sale to the patient. The major geographic regions of their operations include California, Florida, and Louisiana, however the company has accounts across the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid instruments with a maturity of three months or less to be cash. For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. For the year period ended June 30, 2017, there were no cash equivalents.

Revenue Recognition

Revenue is recognized using the accrual method under accounting principles generally accepted in the United States of America, when the amounts are realized or realizable and when they are earned. The revenue from sales of products are recognized when the sale is consummated.

Accounts Receivable

The Company recognizes any losses sustained from uncollectible accounts receivable when management determines the account to be uncollectible. This way of recording uncollectible accounts is not in accordance with accounting principles generally accepted in the United States of America. Trade accounts receivable at June 30, 2017 were $475,065.

Shipping and Handling Costs

Shipping and handling costs are not included in cost of sales, and are separately stated in operating expenses.

Advertising

The Company expenses advertising costs as they are incurred. For the period ended June 30, 2017 there was no advertising expense.

Income Taxes

The Company is a limited liability company (LLC), taxed as a Partnership, and therefore, is not a tax paying entity for federal and state income tax purposes. Accordingly, the Company’s taxable income and deductions are reported by the members on their individual income tax returns. Therefore, no provision for federal or state income tax has been made by the Company.

EZPHARMARX, LLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED)

Note 2: Concentration Risks

Concentration of Sales

The Company had three customers that made up approximately 26% of its product sales for the period ended June 30, 2017. However, the company is not dependent on any single customer.

Concentration of Suppliers

The Company purchases and sells topical medicine from three manufacturers. Management has determined that it is at least reasonably possible that a severe impact could occur in the near term if the Company’s business relationship with a manufacturer were impaired.

Note 3: Cash

Cash at June 30, 2017, consisted of:

Regions bank, checking	$200,070
Total	$200,070

Note 4: Inventory

At June 30, 2017, inventory consisted of various topical medication, valued at lower of cost or market on the first-in, first-out, in the amount of:

Inventory	$172,458

Note 5: Related-Party Transactions

EzPharmaRx, LLC, sells topical ointments to several clients. A company under common ownership (Common Compounds, Inc.) of Hunter Burroughs (single member) bills insurance companies for different clients and has an agreement to pay the clients a negotiated percentage of the amount collected. Currently, when EzPharmaRx, LLC’s clients do not pay the entire amounts owed for products, Common Compounds, Inc., will deduct the difference owed to EzPharmaRx, LLC, from money collected from those mutual clients, and forward the money to EZPharmaRx, LLC. These amounts are accrued to the balance sheet of EzPharmRx, LLC, as a Due from Related Party note. At June 30, 2017, the balance of this note was $159,812.

Note 6: Subsequent Events

Management has evaluated all the activities of the Company through October 26, 2017, the date the financial statements were available to be issued and found one subsequent event has occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements as of June 30, 2017.

On September 29, 2017, EzPharmaRx, LLC, was purchased by Health-Right Discoveries, Inc., public company located in Aventura, Florida.

HEALTH-RIGHT DISCOVERIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2017

On September 1, 2017, effective as of August 17, 2017 (the “Execution Date”), Health-Right Discoveries, Inc. (the “Company” or “HRD”) entered into a definitive securities purchase agreement (the “Purchase Agreement”) to acquire all the outstanding common stock of Common Compounds, Inc., an Arkansas corporation and all the outstanding limited liability company membership interests of EXpharmaRX, LLC, an Arkansas limited liability company (collectively, “CCI”) from Hunter Burroughs, the sole owner of CCI ( the ”Shareholder”).

The following unaudited pro forma condensed combined financial statements are based on our historical financial statements and CCI’s historical combined financial statements to give effect to the closing of the acquisition on September 29, 2017.

The unaudited pro forma condensed combined income statements for the six months ended June 30, 2017 give effect to the acquisition of CCI as if it had occurred on January 1, 2017. The unaudited pro forma condensed combined balance sheet as of June 30, 2017 gives effect to the acquisition of CCI as if it had occurred on June 30, 2017.

The unaudited pro forma condensed combined financial statements should be read in connection with the historical financial statements and notes thereto of HRD.

Matters discussed in this audited pro forma condensed combined financial information, including any discussion of or impact, expressed or implied, on the Company’s anticipated operating results.

The pro forma condensed combined financial statements do not necessarily reflect what the combined Company’s financial condition or results of operations would have been had the Acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

HEALTH-RIGHT DISCOVERIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2017

	Health- Right Discoveries	Common Compounds Inc	Adjustments	Notes	Pro Forma Combined
ASSETS:
Current Assets:
Cash	$43	$671,675	$(3,600,000)	(a)	$1,901,883
			4,830,165	(b)
Accounts receivable, net	—	521,782	—		521,782
Inventory	—	172,458	—		172,458
Deposits	25,000	—	—		25,000
Total Current Assets	25,043	1,365,915	1,230,165		2,621,123

Other Assets:
Property and Equipment, net	—	11,744	—		11,744
Intangible assets, net	—	—	5,346,008	(a)	5,346,008
Loan costs	—	—	34,917	(b)	34,917
Total Other Assets	—	11,744	5,380,925		5,392,669

TOTAL ASSETS	$25,043	$1,377,659	$6,611,090		$8,013,792

LIABILITIES AND MEMBER’S/STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$—	$905,250	$—		$905,250
Accrued expenses	—	306,816	—		306,816
Loans payable - related parties	244,569	—	—		244,569
Salaries payable - related party	196,000	—	—		196,000
Other current liabilities	11,188	—	—		11,188
Note payable - current portion	—	—	265,196	(c)	265,196
Total Current Liabilities	451,757	1,212,066	265,196		1,929,019

Long-term Liabilities:
Notes payable, Lender	—	—	4,506,654	(b)	4,241,458
			(265,196)	(c)
Notes payable, Acquisition	—	—	1,736,442	(a)	1,736,442
Total Long-term Liabilities	—	—	5,977,900		5,977,900

Total Liabilities	451,757	1,212,066	6,243,096		7,906,919
Member’s/Stockholders’ Equity:
Preferred Stock, $.001 par value, 5,000,000 shares authorized No shares issued and outstanding	—	—	—		—
Common Stock, $.001 par value, 100,000,000 shares authorized 17,533,332 shares issued and outstanding at June 30, 2017	17,533	—	3,584		22,869
			1,752	(a)
Common Stock, $.001 par value, 100,000 shares authorized issued and outstanding at June 30, 2017	—	1,000	(1,000)	(a)	—
Additional Paid in Capital	589,717	—	173,407	(a)	1,117,968
			354,844	(b)
Retained earnings/Member’s Equity	(1,033,964)	164,593	(164,593)	(a)	(1,033,964)
Total Member’s/Stockholders’ Equity	(426,714)	165,593	367,994		106,873

TOTAL LIABILITIES AND MEMBER’S/STOCKHOLDERS’ EQUITY	$25,043	$1,377,659	$6,611,090		$8,013,792

See accompanying notes to the unaudited pro forma condensed combined financial information.

HEALTH-RIGHT DISCOVERIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

FOR THE SIX MONTHS ENDED JUNE 30, 2017

	Health- Right Discoveries	Common Compounds Inc	Adjustments	Notes	Pro Forma Combined

Sales	$—	$5,903,306	$—		$5,903,306
Insurance billing	—	—	—		—
Total revenue	—	5,903,306	—		5,903,306

Cost of sales	—	(4,204,270)	—		(4,204,270)

Gross Profit	—	1,699,036	—		1,699,036

General and administrative	—	—	(5,820)	(e)	—
	—	—	(370,000)	(g)	—
	(52,123)	(827,776)	(133,650)	(h)	(1,389,369)

Operating Income	(52,123)	871,260	(509,470)		309,667

Other income (expenses):
Other income	—	296,864	—		296,864
Interest expense	(5,041)	—	(507,837)	(d)	(512,878)
Other expenses	—	—	—		—
Total Other income (expenses)	(5,041)	296,864	(507,837)		(216,014)

Income (loss) before income taxes	(57,164)	1,168,124	(1,017,307)		93,653

Income tax benefit (provision)	20,007	(408,843)	356,057	(f)	(32,779)

NET INCOME (LOSS)	$(37,157)	$759,281	$(661,250)		$60,874

Basic and diluted earnings/ (loss) per common share	(0.00)				0.00

Weighted average common shares outstanding	22,869,191				22,869,191

See accompanying notes to the unaudited pro forma condensed combined financial information.

HEALTH-RIGHT DISCOVERIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2016

	Health- Right Discoveries	Common Compounds Inc	Adjustments	Notes	Pro Forma Combined

Sales	$8,959	$1,435,313	$—		$1,444,272
Insurance billing	—	3,671,900	—		3,671,900
Total revenue	8,959	5,107,213	—		5,116,172

Cost of sales	(3,251)	(850,914)	—		(854,165)

Gross Profit	5,708	4,256,299	—		4,262,007
			(11,639)	(e)
			(267,300)	(h)
General and administrative	(142,573)	(2,413,419)	(370,000)	(g)	(3,204,931)

Operating Income	(136,865)	1,842,880	(648,939)		1,057,076

Other income (expenses):
Other income	—	45,826	—		45,826
Interest expense	(6,071)	—	(1,030,425)	(d)	(1,036,496)
Other expenses	(1,414)	(757)	—		(2,171)
Total Other income (expenses)	(7,485)	45,069	(1,030,425)		(992,841)

Income (loss) before income taxes	(144,350)	1,887,949	(1,679,364)		64,235

Income tax benefit (provision)	50,523	(660,782)	587,777	(f)	(22,482)

NET INCOME (LOSS)	$(93,827)	$1,227,167	$(1,091,587)		$41,753

Basic and diluted earnings/ (loss) per common share	(0.00)				0.00

Weighted average common shares outstanding	22,835,858				22,835,858

See accompanying notes to the unaudited pro forma condensed combined financial information.

HEALTH-RIGHT DISCOVERIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2017

Note 1 — Basis of presentation

The unaudited pro forma condensed combined financial statements are based on Registrant’s and CCI’s historical financial statements as adjusted to give effect to the acquisition of CCI and the debt issuance necessary to finance the acquisition. The unaudited pro forma condensed combined income statements for the six months ended June 30, 2017 and the 12 months ended December 31, 2016 give effect to the CCI acquisition as if it had occurred on January 1, 2016. The unaudited pro forma condensed combined balance sheet as of June 30, 2017 gives effect to the CCI acquisition as if it had occurred on June 30, 2017.

Note 2 — Preliminary purchase price allocation

On September 1, 2017, effective as of August 17, 2017, Registrant acquired CCI for total consideration of $5,511,600. The Company financed the acquisition through the issuance of a term loan. The unaudited pro forma condensed combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of CCI based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes. The following table shows the preliminary allocation of the purchase price for CCI to the acquired identifiable assets, liabilities assumed and pro forma intangible:

Total purchase price	$5,511,600
Cash and cash equivalents	671,675
Accounts receivable, net	521,782
Inventory	172,458
Property and equipment, net	11,744
Total identifiable assets	1,377,659
Accounts payable	(905,250)
Accrued liabilities	(306,817)
Total liabilities assumed	(1,212,067)
Total pro forma intangible assets	$5,346,008

The purchase price consists of:

Cash	$3,600,000
1,751,580 shares of common stock	175,158
Note payable, net of original issues discount	1,736,442
Total purchase price	$5,511,600

The Company incurred $370,000 of acquisition costs which are being expensed under general and administrative expenses.

Note 3 — Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet.

a)	Reflects the preliminary estimate of intangible assets which represents the excess of the purchase price over the fair value of CCI’s identifiable assets acquired and liabilities assumed as shown in note 2.

b)	In connection with financing a portion of the cash purchase for CCI and EZRX, the Company issued a secured convertible promissory note to a lender for $5.0 million. Interest is payable monthly, at 12.75% per annum and the note matures on September 29, 2020. In addition, the lender received 3,584,279 shares of common stock valued at $0.10 per share along with a 2% original issue discount. The total amount of the discount is $493,345. The Company had incurred $34,917 in loan costs. Both the discount and loan costs are presented as a reduction of the note payable.

The Company, as part of consideration for the purchase of CCI and EZ, issued a $2.5 million promissory note to the seller. The note is non-interest bearing with five annual payments of $500,000 (subject to adjustment to $377,400 if the business of CCI and EZ does not meet certain financial targets in 2017 and 2018) and matures on September 30, 2022. Interest has been imputed at 12.75% per annum.

c)	Reflects current portion of long-term debt.

Adjustments to the pro forma condensed combined income statement

d)	Reflects interest expense related to the term loan. (see b above)

e)	Reflects amortization of loan costs.

f)	Reflects the income tax effect of pro forma adjustment based on the estimated statutory tax rate of 35%.

g)	Reflects acquisition costs of $370,000. (see Note 2)

h)	Reflects amortization expense of intangible assets.